UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2017

Microphase Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-55382	06-0710848
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Trap Falls Road Extension, Suite 400, Shelton, CT	06484
(Address of principal executive offices)	(Zip Code)

(203) 866-8000
Registrant’s telephone number, including area code

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Attn.: Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.04	TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On February 3, 2012, Microphase Corporation (the “Company”) entered into a revolving credit facility under an Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with Gerber Finance Inc. (“Lender”), for a maximum of $1,500,000 under a Promissory Note (the “Note”) with an interest rate of prime plus 3.75%.

In connection with the Share Exchange Agreement (the “Share Exchange Agreement”) dated April 28, 2017, which was previously reported in a Current Report on Form 8-K filed on May 4, 2017, the Company requested that the Lender consent to (i) the change of control as result of the Share Exchange Agreement and (ii) the debt incurred by the Company evidenced by a promissory note (the “DPW Note”) made payable to Digital Power Corporation, a California corporation (“DPW”). The Lender conditioned its consent on Lender receiving certain documents including an executed copy of a Consent and Amendment Agreement, a fully executed copy of the DPW Note, a corporate guaranty executed on behalf of DPW, an executed copy of a Subordination Agreement, and a Certificate of the Secretary or other office of DPW (collectively, the “Consent Documents”). The Company did not deliver the Consent Documents. Consequently, the Company received a notice of default (the “Notice”) from the Lender on June 20, 2017, stating that the failure to timely deliver the Consent Documents resulted in an Event of Default, in addition to the existing Events of Default arising from the Company’s inability to pay its debts pursuant to the Note.

Pursuant to the Loan Agreement, the other Credit Documents (as defined in the Loan Agreement) and applicable law, the Lender may, among other remedies, declare immediately due and payable any or all of the obligations of the Company to the Lender under the Loan Agreement and the other Credit Documents and enforce its liens and security interests under the Loan Agreement and the other Credit Documents.

Prior to receipt of the Notice from the Lender we were working with it to negotiate and complete a mutually acceptable resolution of the events that led the Lender to send us the Notice, and are continuing to work with the Lender to settle our obligations under the Loan Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROPHASE CORPORATION

Date: June 27, 2017	By:	/s/ Amos Kohn
Amos Kohn Chief Executive Officer